                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549




                                 FORM 8-K




             Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934




     Date of Report (Date of earliest event reported):  August 30, 2000




                       SPLASH TECHNOLOGY HOLDINGS, INC.
            (Exact name of registrant as specified in its charter)




           Delaware                     000-21171              77-0418472
-----------------------------   ------------------------   -------------------
 (State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
       of incorporation)                                   Identification No.)




                              555 Del Rey Avenue
                         Sunnyvale, California 94086
                   (Address of principal executive offices)

                                (408) 328-6300
             (Registrant's telephone number, including area code)

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         Item 5.  Other Events.

         Splash Technology Holdings, Inc., a Delaware corporation (the "Company") received from Vancouver Acquisition Corp., a Delaware corporation (the "Purchaser") which is wholly owned by Electronics For Imaging, Inc., a Delaware corporation ("Parent") an offer (the "Offer") to purchase all outstanding shares (the "Shares") of common stock, par value $0.001 of the Company for $10.00 per Share, net to the seller in cash. The Offer is being made pursuant to an Agreement and Plan of Merger, dated as of August 30, 2000 (the "Agreement"), by and among Parent, Purchaser, and Company. A copy of the Agreement is filed herewith as Exhibit 1 and incorporated by reference.

         In connection with the Agreement and to induce the Parent and Purchaser to enter into the Agreement, the directors and certain officers of the Company, concurrently with the execution and delivery of the Agreement, entered into a Tender and Voting Agreement, dated as August 30, 2000 (the "Tender and Voting Agreement"), with Parent and Purchaser, pursuant to which each of the directors and specified officers agreed, among other things, to tender the Shares held by such persons in the Offer and to grant Parent a proxy with respect to the voting of such Shares, all upon the terms and subject to the conditions set forth in the Tender and Voting Agreements. A copy of the Tender and Voting Agreement is filed herewith as Exhibit 2 and incorporated by reference.

         On August 31, 2000, a class action complaint was filed in the Superior Court of the State of California, in and for the County of Santa Clara, by Gerald W. Burr against the Company and certain of its current and former directors. The complaint alleges that defendants breached their fiduciary duties to the Company's shareholders in connection with the negotiation and execution of the Agreement. The complaint seeks declaratory and injunctive relief, including enjoining the merger contemplated by the Agreement, rescinding the Agreement and related documents, directing the individual defendants to obtain a transaction in the best interest of the Company's shareholders until the process for the sale or auction of the Company is completed, and costs and attorneys' fees. A copy of the complaint is filed herewith as Exhibit 3 and incorporated by reference.

         Item 7.  Exhibits.

         1       Agreement and Plan of Merger, dated as of August 30, 2000.

         2       Tender and Voting Agreement, dated as August 30, 2000.

         3 Complaint of Gerald W. Burr against Splash Technology Holdings, Inc. and certain of its current and former directors, dated August 31, 2000.

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                                   Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      SPLASH TECHNOLOGY HOLDINGS, INC.

                                      (Registrant)

         Date:   September 21, 2000

                                      By: /s/ John Ritchie
                                          -------------------------------------
                                          John Ritchie, Chief Financial Officer


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                                 EXHIBIT INDEX

         Exhibit Number                              Description
         --------------                              -----------
         1+                 Agreement and Plan of Merger, dated as of August 30, 2000.

         2+                 Tender and Voting Agreement, dated as August 30, 2000.

         3*                 Complaint of Gerald W. Burr against Splash Technology Holdings, Inc.
                            and certain of its current and former directors, dated August 31, 2000.

   --------------------

+ Filed as an exhibit to the Purchaser's Tender Offer Statement on Schedule TO, dated September 14, 2000, and incorporated herein by reference.

* Filed as an exhibit to the Company's Schedule 14D-9 on September 14, 2000 and incorporated herein by reference.